EXHIBIT 4.1

                       SPECIMEN COMMON STOCK CERTIFICATE



NUMBER                     SPORTS & RECREATION, INC.               SHARES
JSI-

COMMON STOCK                                                    COMMON STOCK
PAR VALUE $.01                                                  PAR VALUE $.01

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                           CUSIP 481386 10 0
IN THE CITY OF NEW YORK, NEW YORK                            SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                    This Certifies that ___________________
                   is the owner of _________________________

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF Sports & Recreation, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

     Effective February 14, 1997 the Company name changed to JumboSports Inc. and the State of incorporation changed to Florida.

Dated:___________

Countersigned and Registered:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
Transfer Agent and Registrar
                                  (CORPORATE SEAL)
By:__________________________
      AUTHORIZED SIGNATURE             /s/Susan Jump      /s/ Stephen Bebis
                                         Secretary           President

     THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN SPORTS & RECREATION, INC. (THE "COMPANY") AND CHASEMELLON SHAREHOLDER SERVICES, LLC AS RIGHTS AGENT, DATED AS OF JUNE 12, 1996 (THE "RIGHTS AGREEMENT"). THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

     UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY FOLLOWING RECEIPT OF A WRITTEN REQUEST THEREFOR.

     UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR ASSOCIATES OR AFFILIATES OF ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common          UNIF GIFT MIN ACT ____Custodian_____
TEN ENT - as tenants by the entireties                   (Cust)        (Minor)
JT TEN - as joint tenants with right of          under Uniform Gifts to Minors
         survivorship and not as tenants in      Act_______________________
         common                                            (State)


Additional abbreviations may also be used though not in the above list.

For value received_________________ hereby sell, assign and transfer unto
(please insert social security or other identifying number of assignee)
-------------------------------------------------------------------------------
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(Please print or typewrite name and address, including zip code of assignee)____
___________________________________________________ shares of the stock represented by the within Certificate and do hereby irrevocably constitute and appoint ________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:----------------------------     Signature:---------------------------

Signature(s) Guaranteed:
By:______________________________ The signature(s) should be guaranteed by an eligible guarantor institution, generally, banks, stock brokers, savings institutions and credit unions with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15.